UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 13, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)    The Special Meeting of Stockholders (the “Special Meeting”) of the Company was held on February 13, 2020.

(b)    There were 38,773,101 shares of Common Stock outstanding eligible to be voted at the Special Meeting, 124,546 shares of the Digital Voting Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”) outstanding eligible to be voted at the Special Meeting, and 356,713 shares of Voting Series B Preferred Stock (the “Series B Preferred Stock”, such Common Stock, Series A-1 Preferred Stock and Series B Preferred Stock together, the “Voting Shares”) outstanding eligible to be voted at the Special Meeting, of which 22,570,245 shares of Common Stock, 86,257 shares of Series A-1 Preferred Stock, and 283,790 shares of Series B Preferred Stock were presented in person or represented by proxy at the Special Meeting, which constituted a quorum to conduct business. The final results of the voting at the Special Meeting were as follows:

Proposal 1 - Series A-1 Preferred Proposal

Proposal No. 1 to approve the increase of the number of authorized shares of the Series A-1 Preferred Stock to 4,630,000, amend the provisions of the Company’s Series A-1 Preferred Stock certificate of designation requiring uncertificated shares and amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock, was approved by the stockholders by the following votes:
Voting Shares:

For	Against	Abstain

19,957,105	2,768,230	214,957
Series A-1 Preferred Stock:

For	Against	Abstain

86,249	8	—
Proposal 2 - Series B Preferred Proposal

Proposal No. 2 to approve the decrease of the number of authorized shares of Series B Preferred Stock to 370,000, was approved by the stockholders by the following votes:
Voting Shares:

For	Against	Abstain

20,125,541	2,587,610	227,141
Series B Preferred Stock:

For	Against	Abstain

282,390	740	660

Proposal 3 - Alternative Series A-1 Preferred Proposal

Proposal No. 3 to approve the increase of the number of authorized shares of Series A-1 Preferred Stock to 3,000,000, amend the provisions of the Series A-1 Preferred Stock certificate of designation requiring uncertificated shares and amend certain transfer and ownership restrictions applicable to the Series A-1 Preferred Stock, was approved by the stockholders by the following votes:
Voting Shares:

For	Against	Abstain

19,966,310	2,712,982	261,000
Series A-1 Preferred Stock:

For	Against	Abstain

86,249	8	—
Proposal 4 - Series A-1 Preferred Class Vote Proposal

Proposal No. 4 to amend the voting rights of holders of the Series A-1 Preferred Stock in the Series A-1 Preferred Stock certificate of designation received the following votes and was not approved by the stockholders:

Voting Shares:

For	Against	Abstain

12,550,295	10,135,287	254,710
Series A-1 Preferred Stock:

For	Against	Abstain

86,249	8	—
Proposal 5 - Series B Preferred Class Vote Proposal

Proposal No. 5 to amend the voting rights of holders of the Series B Preferred Stock in the Series B Preferred Stock certificate of designation received the following votes and was not approved by the stockholders:
Voting Shares:

For	Against	Abstain

12,550,946	10,123,179	266,167
Series B Preferred Stock:

For	Against	Abstain

282,160	770	860

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	February 19, 2020